UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21593

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Jarvis V. Hollingsworth, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2020

Date of reporting period: November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Reports to Stockholders.

The report of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Registrant”) to stockholders for the fiscal year ended November 30, 2020 is attached below.

Kayne Anderson

Energy Infrastructure Fund, Inc.

KYN Annual Report

November 30, 2020

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy infrastructure company industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Company could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Company’s concentration of investments in energy infrastructure companies subjects it to the risks of midstream, renewable infrastructure and utility entities and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 30e-3 Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Kayne Anderson Energy Infrastructure Fund, Inc.’s (the “Company” or “KYN”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website (www.kaynefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company or your financial intermediary electronically by calling the Company at 1-877-657-3863 or contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling the Company at 1-877-657-3863 or contacting your financial intermediary. Your election to receive reports in paper will apply to all funds managed by KA Fund Advisors, LLC or held with your financial intermediary.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

LETTER TO STOCKHOLDERS

January 21, 2021

Dear Fellow Stockholders:

We hope that you and your families have been able to remain safe and healthy during these difficult times. Due to the global impact of the COVID-19 pandemic, the last 12 months will almost certainly be remembered as one of the most disruptive periods in modern history. A tragic number of lives have been lost and it has wreaked havoc on people’s livelihoods. The team at Kayne Anderson applauds the heroic efforts of the people on the front line of this crisis.

In response to the pandemic, nations across the globe have taken extraordinary steps to control the spread of the virus and lessen the economic fallout. Economic activity has recovered from its lows during the second quarter of 2020, and our outlook for the new year is best described as cautiously optimistic. Great progress has been made in treating those with the most severe COVID-19 symptoms, and the speed at which vaccines and therapeutics have been developed is astounding. Mass distribution of these vaccines should help the world get this health crisis under control during 2021.

As discussed in this annual letter, we are very excited about the Energy Transition and the opportunities it will create for the energy infrastructure sector.1 Kayne Anderson has a large, experienced team of investment professionals focused on identifying companies best positioned to benefit from this megatrend. In our opinion, KYN — with its flexible investment mandate, permanent capital base, and expertise in providing strategic capital solutions to both public and private companies — is particularly well suited to capitalize on this opportunity.

While 2020 was a very challenging year, KYN weathered the storm and outperformed its closed-end fund peers. Importantly, we prudently managed KYN’s balance sheet during the downturn, and the Company exited the year on strong financial footing. Further, we made some important changes to KYN’s investment policies during 2020 to ensure the Company has the flexibility to invest across the full spectrum of energy infrastructure companies. We acknowledge that last year was difficult for our investors, but we believe the cumulative impact of the actions taken during 2020 will accrue to our stockholders’ benefit for many years to come.

In addition to reviewing this annual letter, we encourage investors to listen to the podcasts available on our website (www.kaynefunds.com/insights). The goal of these podcasts is to provide KYN’s investors frequent updates on the Company’s performance and insightful discussions on industry news and trends.

KYN Strategic Initiatives

In July 2020, we announced an expansion of the Company’s focus within energy infrastructure to include portfolio allocations to renewable infrastructure companies and utilities. In conjunction with this announcement, we changed KYN’s name from “Kayne Anderson MLP/Midstream Investment Company” to “Kayne Anderson Energy Infrastructure Fund, Inc.” We believe KYN’s new name better reflects the fund’s strategy and targeted investments. We also received approval from KYN’s shareholders last fall to amend certain fundamental investment guidelines, allowing the Company more flexibility to invest across the different sub-sectors of the energy infrastructure industry. Historically, KYN focused almost exclusively on the midstream sector, and these modifications enable the Company to capitalize on the global push to use a lower carbon mix of energy resources.

KYN made very good progress transitioning the portfolio during fiscal 2020. At the start of the year, less than 1% of KYN’s portfolio was invested in renewable infrastructure companies and utilities, while

[1]	As defined on page 3 in the section titled “The Energy Transition”.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

LETTER TO STOCKHOLDERS

today, the Company’s allocation to these two sub-sectors is almost 20%. While we anticipate increasing KYN’s holdings in these types of companies during 2021, the fund does not have fixed portfolio weights for the midstream, renewable, and utility sectors. Rather, the Company’s portfolio composition will vary over time based on relative valuations and return expectations for these energy infrastructure sub-sectors.

The Energy Transition

One of the greatest challenges the world will deal with over the next decade is climate change, and nations across the globe are dedicating significant resources to tackling this problem. Over the last year, many countries announced ambitious goals to reduce emissions of carbon and other greenhouse gasses. These policies are designed to foster investments in renewable energy, electrification of vehicles, and technologies that reduce emissions. In addition to helping fight the impact of climate change, many of these policies will help stimulate local economies and provide employment opportunities for workers displaced as a result of the pandemic. Corporations are getting involved as well, with many large companies pledging to increase their use of renewable energy and reduce their carbon footprints. The industry jargon for this trend is the “Energy Transition,” which is defined as the transition away from traditional carbon-based fuels to a more sustainable mix of lower carbon and renewable energy sources. This transition is already having a meaningful impact on the energy and infrastructure sectors, and we expect it to become even more influential in the coming decades.

While events over the last few years should serve as a notice to companies in all facets of the energy industry that their businesses must adapt to this transition, the commentary about the pending obsolescence of fossil fuels — in our opinion — misses the mark. Our existing hydrocarbon-based energy system is globally interconnected and evolved into its current form over the last half-century. The use of renewable energy will rapidly grow, but fossil fuels will remain a critical piece of the puzzle for many years to come.

Energy Industry Update

The collapse in economic activity during the first and second quarters of 2020 resulted in a massive contraction in demand for energy-related commodities. This “demand shock” placed an enormous strain on all parts of the energy industry — there has never been such a severe and lengthy shut down of the global economy. Demand for energy-related commodities has started to recover, but it will likely take at least another 12 months before recovering to pre-pandemic levels. The energy sector navigated this “once in a lifetime” event about as well as could be expected. Critical services continued without any major disruptions, production shut-ins alleviated concerns about adequate storage capacity, and many energy companies responded to the downturn prudently by reducing capital expenditures, lowering operating costs, and protecting their balance sheets.

For oil and gas companies, many of the trends that began over the last two years (cost control, increased capital efficiency, and returning capital to investors) will be even more important in 2021 and beyond. Domestic production, which is currently well below recent peak levels, should start to grow again later this year. That said, we expect domestic oil and gas production will grow at a much more measured rate and will likely remain below its peak for many years to come. The rapid production growth experienced for much of the last decade is a thing of the past. This is not necessarily a bad outcome for the sector – we believe this will eventually translate into a much-improved supply/demand balance and will be supportive of more sustainable commodity prices.

As we consider the outlook for midstream companies in this environment, we believe two themes will resonate with investors. First, after many years of relying on the capital markets to finance growth

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

LETTER TO STOCKHOLDERS

projects, midstream companies are now self-financing and are poised to start generating attractive free cash flow yields during 2021. Second, many midstream companies are starting to embrace environmental, social, and governance (typically referred to as “ESG”) best practices and are thoughtfully addressing questions about the sustainability of their operations and businesses. These developments are encouraging, and we believe they should help the sector regain credibility with investors.

KYN Performance Review

Investing in energy infrastructure over the past year was extremely challenging. During fiscal 2020, the total return for the Alerian MLP Index (or AMZ) was negative 25% and the Alerian Midstream Energy Index (or AMNA) was negative 18%. KYN’s Net Asset Value Return was negative 44% for the year — the worst annual performance in the Company’s 16-year history.2 Competitor funds fared substantially worse — the average Net Asset Value Return for KYN’s closed-end fund peers was negative 62%. Although the Company outperformed its average peer by 17%, we are very disappointed by KYN’s overall performance. Since the market lows last spring, KYN’s performance has been extremely strong, with an adjusted NAV return of 174%, significantly outperforming the AMZ (total return of 135%) and the AMNA (total return of 109%). Looking forward, we believe KYN’s diversified portfolio of energy infrastructure investments is well positioned to generate attractive risk-adjusted returns.

Another measure of the Company’s performance is Market Return, which was negative 47% for fiscal 2020.3 This measure is worse than our Net Asset Value Return because our stock price went from trading at a 9.6% discount to NAV at the beginning of fiscal 2020 to trading at a 14.6% discount at the end of fiscal 2020. We will continue to monitor KYN’s stock price relative to its NAV and will consider alternatives should this wider-than-normal discount persist.

KYN Distributions

During fiscal 2020 we made the difficult decision to reduce KYN’s distribution to a quarterly rate of 15 cents per share. We understand how important distributions are to our investors, but felt this reduction was the prudent financial decision.

Historically, our distributions have been funded generally by net distributable income (or NDI), which is the amount of income received by us from our portfolio investments, less operating expenses. We expect NDI to be one of several factors considered by the Company’s Board of Directors when determining KYN’s distribution in future periods. While this may seem like a nuanced comment, we believe given the recent changes in KYN’s investment focus it is important to consider more than just NDI. For example, KYN’s holdings of renewable infrastructure companies and utilities tend to have lower dividend yields than most midstream companies (which reduces KYN’s NDI). Offsetting these lower yields are higher expected growth rates in earnings, cash flow, and dividends for many of these companies (which would typically result in higher rates of capital appreciation). Taking other factors into account (such as realized and unrealized gains and expected returns for portfolio investments) affords us more flexibility to meet one of our most important long-term goals — providing investors an attractive distribution.

[2]	Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).
[3]	Market Return is defined as the change in share price plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

LETTER TO STOCKHOLDERS

KYN Outlook

Management is excited about what is in store for the Company over the next decade. The last year was like none we have seen in the Company’s 16-year history. KYN navigated the downturn and, in our opinion, made necessary changes to position KYN to thrive during the Energy Transition.

As we have discussed in prior annual letters, the midstream industry has transformed itself over the last five years. Simplifications, restructurings, and roll-ups have materially altered midstream companies’ business structures. Most midstream companies have completed their large, multi-year capital spending programs and are now focused on optimizing their current asset footprints. As a result, these companies are poised to generate material amounts of free cash flow over the next five to ten years.

Our outlook for midstream equities over the next 12 to 18 months is positive and I would like to provide a few statistics to support this bullish thesis. Based on our estimates, the top 10 midstream names in KYN’s portfolio trade at an average of 9x enterprise value to 2021 EBITDA. This is well below historical trading ranges of 11x to 13x. Further, we estimate that EBITDA for those ten companies during 2021 will be roughly equal to 2019 levels (which was a year of record financial results for the midstream sector). We do not think the sector is getting enough credit for the resiliency of its cash flows during the pandemic. Further, these companies have an average dividend yield of 9% and are projected to have an average free cash flow yield of 14% in 2021. We expect these companies to consistently deliver free cash flow over the next decade, which can be used to reduce debt, repurchase stock, and/or increase distributions.

President Biden’s inauguration took place earlier this week. While the new administration will almost certainly take a different stance on fossil fuels than the Trump administration, we are hopeful President Biden and his team will take a pragmatic approach to conventional energy and the infrastructure assets that facilitate the movement of energy-related commodities. Addressing climate change is a clear priority of the new administration, and President Biden’s stated policy goals include some very ambitious targets for reducing carbon emissions. We expect these policies to be beneficial for KYN’s investments in renewable infrastructure companies and utilities. These companies generate predictable, recurring cash flows, and their operating results have been minimally impacted by the pandemic. We believe these companies are in the early stages of a period of outsized investment and growth — trends supporting this thesis include supportive government and corporate de-carbonization policies and targets, growth in ESG and impact investing, and the electrification of the transportation sector.

We appreciate your investment in the Company and look forward to executing on our investment objective of achieving high after-tax total returns. KYN’s flexible mandate within the energy infrastructure industry will serve it well, as will the Company’s size and scale. I have little doubt that the next ten years will bring meaningful changes to the sector, but our diverse team of industry experts is well positioned to capitalize on this opportunity. Please do not hesitate to contact us with any questions or comments.

Sincerely,

James C. Baker

Chairman of the Board

President and Chief Executive Officer

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio of Long-Term Investments by Category

November 30, 2020	November 30, 2019

Top 10 Holdings by Issuer

		Percent of Long-Term Investments as of November 30,
Holding	Category	2020	2019

1. MPLX LP(1)	Midstream Energy Company	12.6%	7.9%

2. Enterprise Products Partners L.P.(1)	Midstream Energy Company	11.4	14.3

3. The Williams Companies, Inc.	Midstream Energy Company	8.6	8.5

4. Energy Transfer LP	Midstream Energy Company	7.3	9.9

5. Targa Resources Corp.	Midstream Energy Company	6.7	4.5

6. Western Midstream Partners, LP	Midstream Energy Company	5.3	3.4

7. Magellan Midstream Partners, L.P.	Midstream Energy Company	4.9	6.6

8. Plains All American Pipeline, L.P.(2)	Midstream Energy Company	4.0	4.8

9. ONEOK, Inc.	Midstream Energy Company	3.2	8.6

10. Shell Midstream Partners, L.P.	Midstream Energy Company	3.1	4.4

(1)	Includes our ownership of common and preferred units.

(2)

Does not include our ownership of Plains AAP, L.P. (“PAGP-AAP”). On a combined basis, our holdings in Plains All American Pipeline, L.P. (“PAA”) and PAGP-AAP were 5.1% and 5.7% of long-term investments as of November 30, 2020 and 2019, respectively.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective (as approved at the Special Meeting of Stockholders on October 29, 2020) is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. We intend to achieve our investment objective by investing at least 80% of our total assets in the securities of Energy Infrastructure Companies. Please refer to the Glossary of Key Terms for the meaning of capitalized terms not otherwise defined herein.

As of November 30, 2020, we had total assets of $1.3 billion, net assets applicable to our common stockholders of $873 million (net asset value of $6.90 per share), and 126.4 million shares of common stock outstanding.

Recent Events

On December 9, 2020, the Board of Directors amended KYN’s bylaws. Under the new bylaws, KYN has elected to be subject to the Maryland Control Share Acquisition Act (“MCSAA”). The MCSAA seeks to limit the ability of an acquiring person to achieve a short-term gain at the expense of the Company’s ability to pursue its investment objective and policies and to seek long-term value for the rest of the Company’s stockholders. The amended and restated bylaws are available in the Governance section of the Company’s website (www.kaynefunds.com/kyn).

Results of Operations — For the Three Months Ended November 30, 2020

Investment Income.    Investment income totaled $5.5 million for the quarter. We received $25.1 million of dividends and distributions, of which $19.3 million was treated as return of capital and $0.4 million was treated as distributions in excess of cost basis. Interest income was $0.1 million.

Operating Expenses.    Operating expenses totaled $9.7 million, including $3.9 million of net investment management fees, $2.9 million of preferred stock distributions, $2.1 million of interest expense and $0.8 million of other operating expenses. Preferred stock distributions include $0.5 million of redemption premiums and $0.6 million of non-cash amortization. Interest expense includes $0.4 million of non-cash amortization of debt issuance costs.

Net Investment Loss.    Our net investment loss totaled $3.1 million and included a current tax expense of $2.7 million and a deferred tax benefit of $3.8 million.

Net Realized Gains.    We had net realized gains from our investments of $0.4 million, consisting of realized losses from long term investments of $6.0 million, a current tax expense of $19.5 million and a deferred tax benefit of $25.9 million.

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $111.4 million. The net change consisted of a $119.0 million increase in unrealized gains on investments and a deferred tax expense of $7.6 million.

Net Increase in Net Assets Resulting from Operations.    As a result of the above, we had a net increase in net assets resulting from operations of $108.7 million.

Results of Operations — For the Fiscal Year Ended November 30, 2020

Investment Income.    Investment income totaled $16.1 million for the fiscal year. We received $149.7 million of dividends and distributions, of which $125.5 million was treated as return of capital

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

and $8.5 million was treated as distributions in excess of cost basis. Return of capital was increased by $8.6 million during the year due to 2019 tax reporting information that we received in fiscal 2020. Interest income was $0.4 million.

Operating Expenses.    Operating expenses totaled $66.3 million, including $24.4 million of investment management fees (net of $0.2 million investment management fee waiver), $23.4 million of interest expense, $15.3 million of preferred stock distributions and $3.2 million of other operating expenses. Interest expense for the fiscal year includes $6.4 million of redemption premiums associated with the redemptions of senior unsecured notes (“Notes”) and $0.6 million of breakage fees associated with the repayment of our term loan during the year. Interest expense also includes $3.1 million of non-cash amortization and write-offs of debt issuance costs. Preferred stock distributions include $1.7 million of redemption premiums associated with the redemption of mandatory redeemable preferred shares (“MRP Shares”) and $2.1 million of non-cash amortization and write-offs of offering costs.

Net Investment Loss.    Our net investment loss totaled $42.7 million and included a current tax expense of $3.0 million and a deferred tax benefit of $10.5 million.

Net Realized Losses.    We had net realized losses from our investments of $219.9 million, consisting of realized losses from long term investments of $273.7 million, a current tax expense of $21.4 million and a deferred tax benefit of $75.2 million.

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $522.3 million. The net change consisted of a $651.3 million decrease in our unrealized gains on investments, and a deferred tax benefit of $129.0 million.

Net Decrease in Net Assets Resulting from Operations.    As a result of the above, we had a net decrease in net assets resulting from operations of $784.9 million.

Distributions to Common Stockholders

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is one of several items considered by our Board of Directors in setting our distribution to common stockholders. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2020	Fiscal Year Ended November 30, 2020
Distributions and Other Income from Investments
Dividends and Distributions	$25.1	$149.7
Interest Income	0.1	0.4

Total Distributions and Other Income from Investments	25.2	150.1
Expenses
Net Investment Management Fee	(3.9)	(24.4)
Other Expenses	(0.8)	(3.2)
Interest Expense(1)	(1.8)	(21.6)
Preferred Stock Distributions(2)	(2.3)	(13.2)
Income Tax Benefit, net(3)	1.1	7.5

Net Distributable Income (NDI)	$17.5	$95.2

Weighted Shares Outstanding	126.4	126.4

NDI per Weighted Share Outstanding	$0.138	$0.753

Adjusted NDI per Weighted Share Outstanding(3) (4)	$0.147	$0.830

Distributions paid per Common Share(5)	$0.150	$0.810

(1)

Interest expense for the year includes $6.4 million of prepayment penalties associated with the redemption of Notes and $0.6 million of breakage fees associated with the repayment of our term loan during the year. Interest expense also includes $1.0 million of accelerated amortization of interest rate swap payments.

(2)	Preferred stock distributions include $0.5 million and $1.7 million of prepayment penalties associated with the redemption of MRP Shares during the quarter and year, respectively.

(3)

The income tax benefit for the second quarter of fiscal 2020 included a $1.9 million increase attributable to a change made to our return of capital estimate for fiscal 2019 (the “Return of Capital Adjustment”) as a result of tax reporting information related to fiscal 2019 received during fiscal 2020. For purposes of calculating Adjusted NDI, the income tax benefit related to our Return of Capital Adjustment has been allocated equally to each quarter in 2020 ($1.9 million adjustment in aggregate; $0.5 million quarterly adjustment).

(4)

Adjusted NDI excludes prepayment penalties, breakage fees and the accelerated amortization of interest rate swap payments associated with the redemption of Notes and MRP Shares and repayment of our term loan during the quarter ($0.5 million) and year ($9.7 million), respectively.

(5)	The distribution of $0.15 per share for the fourth quarter of fiscal 2020 was paid on December 31, 2020. Distributions for fiscal 2020 include all distributions paid during calendar 2020.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, premiums on newly issued debt and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

For GAAP purposes, offering costs incurred related to the issuance of common stock reduce paid-in capital when stock is issued. Certain costs related to registration statements or shelf offerings may be written off once the registration statement or prospectus’ usefulness has expired. The non-cash amortization or write-off of these offering costs is included in operating expense for GAAP purposes, but is excluded from our calculation of NDI.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of Notes or MRP Shares. The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains (losses) section of the Statement of Operations in the period in which the termination payments were incurred.

Liquidity and Capital Resources

At November 30, 2020, we had total leverage outstanding of $372 million, which represented 30% of total assets. Total leverage was comprised of $173 million of Notes, $62 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) and $137 million of MRP Shares. At such date we had $0.2 million of cash. As of January 21, 2021, we had $112 million of borrowings outstanding under our Credit Facility and we had $2 million of cash.

Our Credit Facility has a total commitment of $225 million and matures on February 8, 2021. The interest rate on borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility. We have launched a process to renew this facility and expect to complete this renewal process in early February 2021.

As of November 30, 2020, we had $173 million of Notes outstanding that mature between 2021 and 2025. As of November 30, 2020, we had $137 million of MRP Shares outstanding that are subject to mandatory redemption between 2021 and 2030. We expect to have sufficient borrowing capacity on our Credit Facility to refinance the $34 million of Notes and $35 million of MRP Shares that come due in fiscal 2021.

At November 30, 2020, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 529% for debt and 335% for total leverage (debt plus preferred stock). As of January 21, 2021, our asset coverage ratios were 496% for debt and 335% for total leverage. As of January 21, 2021, we were in compliance with all covenants of our debt agreements and the terms of our preferred stock.

Our target asset coverage ratio with respect to our debt is 480% and our target total leverage asset coverage ratio is 360%. At times we may be above or below these targets depending on market conditions as well as certain other factors.

As of November 30, 2020, our total leverage consisted 83% of fixed rate obligations and 17% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.31%.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2020

(amounts in 000’s)

Description	No. of Shares/Units	Value
Long-Term Investments — 135.6%
Equity Investments(1) — 135.6%
United States — 124.3%
Midstream Energy Company(2) — 113.0%
Antero Midstream Corporation	1,937	$13,057
BP Midstream Partners LP	2,331	26,434
Cheniere Energy, Inc.(3)	121	6,842
Cheniere Energy Partners, L.P.	117	4,440
DCP Midstream, LP	500	8,070
DCP Midstream, LP — Series A Preferred Units(4)	2,500	1,834
Energy Transfer LP	13,910	85,963
Enterprise Products Partners L.P.	6,273	121,700
Enterprise Products Partners L.P. — Convertible Preferred Units(5)(6)(7)	13	12,805
Equitrans Midstream Corporation	226	1,847
Equitrans Midstream Corporation — Convertible Preferred Shares(5)(6)(8)	1,188	22,944
Kinder Morgan, Inc.	2,019	29,026
Magellan Midstream Partners, L.P.	1,413	58,151
MPLX LP	3,501	73,651
MPLX LP — Convertible Preferred Units(5)(6)(9)	2,255	75,849
Noble Midstream Partners LP	552	5,257
ONEOK, Inc.	1,058	37,967
Phillips 66 Partners LP	1,200	32,260
Plains All American Pipeline, L.P.(10)	5,995	47,600
Plains GP Holdings, L.P. — Plains AAP, L.P.(6)(10)(11)	1,622	12,881
Rattler Midstream LP	631	5,229
Shell Midstream Partners, L.P.	3,588	36,817
Targa Resources Corp.	3,388	79,614
TC PipeLines, LP(12)	710	21,940
The Williams Companies, Inc.	4,846	101,659
Western Midstream Partners, LP	4,887	63,036

		986,873

Utility Company(2) — 7.8%
Dominion Energy, Inc.	168	13,155
Duke Energy Corporation	90	8,376
Eversource Energy	65	5,706
NextEra Energy, Inc.	200	14,747
Sempra Energy	106	13,475
Xcel Energy Inc.	189	12,724

		68,183

Renewable Infrastructure Company(2) — 3.5%
Clearway Energy, Inc., Class A	111	3,021
Clearway Energy, Inc., Class C	55	1,610
Enviva Partners, LP	385	17,169
NextEra Energy Partners, LP	132	8,385

		30,185

Total United States (Cost — $1,527,645)		1,085,241

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2020

(amounts in 000’s)

Description	No. of Shares/Units	Value
Canada — 9.8%
Midstream Energy Company(2) — 4.5%
Enbridge Inc.	565	$17,628
Pembina Pipeline Corporation	255	6,500
TC Energy Corporation(12)	342	15,037

		39,165

Renewable Infrastructure Company(2) — 3.6%
Brookfield Renewable Partners L.P.	322	20,485
Innergex Renewable Energy Inc.	214	4,242
Northland Power Inc.	116	3,981
TransAlta Renewables Inc.	161	2,226

		30,934

Utility Company(2) — 1.7%
Algonquin Power & Utilities Corp.	960	15,058

Total Canada (Cost — $72,960)		85,157

United Kingdom — 1.5%
Renewable Infrastructure Company(2) — 1.5%
Atlantica Sustainable Infrastructure plc (Cost — $10,215)	380	13,063

Total Long-Term Investments — 135.6% (Cost — $1,610,820)		1,183,461

Debt		(235,260)
Mandatory Redeemable Preferred Stock at Liquidation Value		(136,633)
Current Income Tax Receivable, net		66,922
Other Liabilities in Excess of Other Assets		(5,576)

Net Assets Applicable to Common Stockholders		$872,914

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Refer to “Glossary of Key Terms” for definitions of Midstream Energy Company, Renewable Infrastructure Company and Utility Company.

(3)	Security is non-income producing.

(4)

Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units. Distributions are payable at a rate of 7.375% per annum to December 15, 2022. On and after December 15, 2022, distributions on the Series A Preferred Units will be payable at a rate equal to the three-month LIBOR plus 5.148% per annum.

(5)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(6)

The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of November 30, 2020, the aggregate value of restricted securities held by the Company was $124,479 (9.9% of total assets), which included $12,881 of Level 2 securities and $111,598 of Level 3 securities. See Note 7 — Restricted Securities.

(7)

On September 30, 2020, the Company purchased Series A Cumulative Convertible Preferred Units (“EPD Convertible Preferred Units”) from Enterprise Products Partners, L.P. (“EPD”). The EPD Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions, and pay a distribution of 7.25% per annum. The EPD Convertible Preferred Units are convertible into EPD common units at anytime

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2020

(amounts in 000’s)

after September 29, 2025 at the liquidation preference amount divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at such time.

(8)

The Equitrans Midstream Corporation (“ETRN”) Convertible Preferred Shares are convertible on a one-for-one basis into common shares of ETRN after April 10, 2021. The ETRN Convertible Preferred Shares pay quarterly cash distributions based on an annual rate of (a) 9.75% through March 31, 2024 and (b) the greater of (i) 10.5% or (ii) LIBOR plus 8.15% thereafter.

(9)

Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) are convertible on a one-for-one basis into common units of MPLX LP and are senior to the common units in terms of liquidation preference and priority of distributions. As of November 30, 2020, the MPLX Convertible Preferred Units pay a quarterly distribution of $0.6875 per unit.

(10)	The Company believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains All American Pipeline, L.P. (“PAA”). See Note 5 — Agreements and Affiliations.

(11)

The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of November 30, 2020, the Company’s PAGP-AAP investment is valued at PAA’s closing price. See Note 7 — Restricted Securities.

(12)

On December 15, 2020, TC Energy Corporation (“TRP”) and TC Pipelines, LP (“TCP”) announced an agreement under which TRP will acquire all TCP common units in a stock-for-unit merger. Under the terms of the agreement, TCP unitholders will receive 0.70 TRP common shares for each TCP common unit held.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2020

(amounts in 000’s, except share and per share amounts)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $1,504,215)	$1,122,980
Affiliated (Cost — $106,605)	60,481
Cash	171
Deposits with brokers	257
Receivable for securities sold	732
Interest, dividends and distributions receivable (Cost — $860)	863
Current income tax receivable, net	66,922
Deferred credit facility offering costs and other assets	563

Total Assets	1,252,969

LIABILITIES
Payable for securities purchased	1,348
Investment management fee payable	3,913
Accrued directors’ fees	162
Accrued expenses and other liabilities	4,916
Credit facility	62,000
Notes	173,260
Unamortized notes issuance costs	(630)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (5,465,303 shares issued and outstanding)	136,633
Unamortized mandatory redeemable preferred stock issuance costs	(1,547)

Total Liabilities	380,055

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$872,914

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (126,447,554 shares issued and outstanding, 194,534,697 shares authorized)	$126
Paid-in capital	1,899,496
Total distributable earnings (loss)	(1,026,708)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$872,914

NET ASSET VALUE PER COMMON SHARE	$6.90

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2020

(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$141,365
Affiliated investments	8,159
Money market mutual funds	164

Total dividends and distributions (after foreign taxes withheld of $544)	149,688
Return of capital	(125,530)
Distributions in excess of cost basis	(8,483)

Net dividends and distributions	15,675

Interest income	389

Total Investment Income	16,064

Expenses
Investment management fees — before fee waiver	24,601
Directors’ fees	688
Administration fees	681
Professional fees	626
Reports to stockholders	447
Insurance	186
Stock exchange listing fees	158
Custodian fees	111
Other expenses	266

Total Expenses — before fee waiver, interest expense, preferred distributions and taxes	27,764
Investment management fee waiver	(212)
Interest expense including amortization of offering costs	23,356
Distributions on mandatory redeemable preferred stock including amortization of offering costs	15,348

Total Expenses — before taxes	66,256

Net Investment Loss — Before Taxes	(50,192)
Current income tax expense	(2,982)
Deferred income tax benefit	10,483

Net Investment Loss	(42,691)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(293,879)
Investments — affiliated	20,162
Foreign currency transactions	(23)
Current income tax expense	(21,409)
Deferred income tax benefit	75,254

Net Realized Losses	(219,895)

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(545,818)
Investments — affiliated	(105,465)
Foreign currency translations	5
Deferred income tax benefit	128,980

Net Change in Unrealized Losses	(522,298)

Net Realized and Unrealized Losses	(742,193)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(784,884)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2020	2019
OPERATIONS
Net investment loss, net of tax(1)	$(42,691)	$(33,049)
Net realized gains (losses), net of tax	(219,895)	120,232
Net change in unrealized losses, net of tax	(522,298)	(214,228)

Net Decrease in Net Assets Resulting from Operations	(784,884)	(127,045)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)(2)
Dividends	—	—
Distributions — return of capital	(98,589)	(185,695)

Dividends and Distributions to Common Stockholders	(98,589)	(185,695)

CAPITAL STOCK TRANSACTIONS
Issuance of 110,440 and 134,160 shares of common stock from reinvestment of dividends and distributions	1,171	1,687

Total Decrease in Net Assets Applicable to Common Stockholders	(882,302)	(311,053)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	1,755,216	2,066,269

End of year	$872,914	$1,755,216

(1)

Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(2)

Distributions paid to common stockholders for the fiscal years ended November 30, 2020 and 2019 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2020

(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(784,884)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	125,530
Distributions in excess of cost basis	8,483
Net realized losses (excluding foreign currency transactions)	273,717
Net change in unrealized losses (excluding foreign currency translations)	651,283
Accretion of bond discounts, net	(107)
Purchase of long-term investments	(370,592)
Proceeds from sale of long-term investments	1,124,987
Proceeds from sale of short-term investments, net	1,350
Increase in deposits with brokers	(1)
Increase in receivable for securities sold	(732)
Increase in dividends and distributions receivable	(27)
Increase in current income tax receivable	(66,922)
Amortization of deferred debt offering costs	3,055
Amortization of mandatory redeemable preferred stock offering costs	2,088
Decrease in other assets	21
Increase in payable for securities purchased	1,348
Decrease in investment management fee payable	(6,862)
Decrease in accrued directors’ fees	(12)
Decrease in accrued expenses and other liabilities	(7,748)
Decrease in current income tax liability	(2,737)
Decrease in deferred income tax liability	(214,722)

Net Cash Provided by Operating Activities	736,516

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	27,000
Costs associated with renewal of credit facility	(1,168)
Decrease in borrowings under term loan	(60,000)
Costs associated with term loan	(57)
Redemption of notes	(422,740)
Costs associated with redemption of notes	(748)
Proceeds from offering of mandatory redeemable preferred stock	175,000
Redemption of mandatory redeemable preferred stock	(355,367)
Costs associated with offering/redemption of mandatory redeemable preferred stock	(2,847)
Cash distributions paid to common stockholders	(97,418)

Net Cash Used in Financing Activities	(738,345)

NET CHANGE IN CASH	(1,829)
CASH — BEGINNING OF YEAR	2,000

CASH — END OF YEAR	$171

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of the reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $1,171.

During the fiscal year ended November 30, 2020, interest and redemption premiums paid related to debt obligations were $27,190 and income tax paid was $94,056 (net of refunds).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2020	2019	2018
Per Share of Common Stock(1)
Net asset value, beginning of period	$13.89	$16.37	$15.90
Net investment income (loss)(2)	(0.34)	(0.26)	(0.45)
Net realized and unrealized gain (loss)	(5.87)	(0.75)	2.74

Total income (loss) from operations	(6.21)	(1.01)	2.29

Common dividends(3)	—	—	(1.80)
Common distributions — return of capital(3)	(0.78)	(1.47)	—

Total dividends and distributions — common	(0.78)	(1.47)	(1.80)

Offering expenses associated with the issuance of common stock	—	—	(0.01	)(4)
Effect of issuance of common stock	—	—	—
Effect of shares issued in reinvestment of distributions	—	—	(0.01)

Total capital stock transactions	—	—	(0.02)

Net asset value, end of period	$6.90	$13.89	$16.37

Market value per share of common stock, end of period	$5.89	$12.55	$15.85

Total investment return based on common stock market value(5)	(47.3)%	(12.4)%	14.8%
Total investment return based on net asset value(6)	(44.3)%	(6.1)%	14.2%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$872,914	$1,755,216	$2,066,269
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.3%	2.3%	2.3%
Other expenses	0.3	0.1	0.2

Subtotal	2.6	2.4	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.6	2.1	1.9
Income tax expense(8)	—	—	—

Total expenses	6.2%	4.5%	4.4%

Ratio of net investment income (loss) to average net assets(2)	(4.0)%	(1.6)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(73.8)%	(6.3)%	10.8%
Portfolio turnover rate	22.3%	22.0%	25.8%
Average net assets	$1,063,404	$2,032,591	$2,127,407
Notes outstanding, end of period(9)	$173,260	$596,000	$716,000
Borrowings under credit facilities, end of period(9)	$62,000	$35,000	$39,000
Term loan outstanding, end of period(9)	$—	$60,000	$60,000
Mandatory redeemable preferred stock, end of period(9)	$136,633	$317,000	$317,000
Average shares of common stock outstanding	126,420,698	126,326,087	118,725,060
Asset coverage of total debt(10)	529.1%	399.9%	392.4%
Asset coverage of total leverage (debt and preferred stock)(11)	334.7%	274.1%	282.5%
Average amount of borrowings per share of common stock during the period(1)	$2.88	$6.09	$6.52

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2017	2016	2015	2014
Per Share of Common Stock(1)
Net asset value, beginning of period	$19.18	$19.20	$36.71	$34.30
Net investment income (loss)(2)	(0.45)	(0.61)	(0.53)	(0.76)
Net realized and unrealized gain (loss)	(0.92)	2.80	(14.39)	5.64

Total income (loss) from operations	(1.37)	2.19	(14.92)	4.88

Common dividends(3)	(0.53)	—	(2.15)	(2.28)
Common distributions — return of capital(3)	(1.37)	(2.20)	(0.48)	(0.25)

Total dividends and distributions — common	(1.90)	(2.20)	(2.63)	(2.53)

Offering expenses associated with the issuance of common stock	—	—	—	—
Effect of issuance of common stock	—	—	0.03	0.06
Effect of shares issued in reinvestment of distributions	(0.01)	(0.01)	0.01	—

Total capital stock transactions	(0.01)	(0.01)	0.04	0.06

Net asset value, end of period	$15.90	$19.18	$19.20	$36.71

Market value per share of common stock, end of period	$15.32	$19.72	$18.23	$38.14

Total investment return based on common stock market value(5)	(13.8)%	24.1%	(47.7)%	9.9%
Total investment return based on net asset value(6)	(8.0)%	14.6%	(42.8)%	14.8%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$1,826,173	$2,180,781	$2,141,602	$4,026,822
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%	2.5%	2.6%	2.4%
Other expenses	0.1	0.2	0.1	0.1

Subtotal	2.6	2.7	2.7	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.0	2.8	2.4	1.8
Income tax expense(8)	—	7.9	—	8.3

Total expenses	4.6%	13.4%	5.1%	12.6%

Ratio of net investment income (loss) to average net assets(2)	(2.4)%	(3.4)%	(1.8)%	(2.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(7.5)%	12.5%	(51.7)%	13.2%
Portfolio turnover rate	17.6%	14.5%	17.1%	17.6%
Average net assets	$2,128,965	$2,031,206	$3,195,445	$3,967,458
Notes outstanding, end of period(9)	$747,000	$767,000	$1,031,000	$1,435,000
Borrowings under credit facilities, end of period(9)	$—	$43,000	$—	$51,000
Term loan outstanding, end of period(9)	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$292,000	$300,000	$464,000	$524,000
Average shares of common stock outstanding	114,292,056	112,967,480	110,809,350	107,305,514
Asset coverage of total debt(10)	383.6%	406.3%	352.7%	406.2%
Asset coverage of total leverage (debt and preferred stock)(11)	275.8%	296.5%	243.3%	300.3%
Average amount of borrowings per share of common stock during the period(1)	$7.03	$7.06	$11.95	$13.23

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012	2011
Per Share of Common Stock(1)
Net asset value, beginning of period	$28.51	$27.01	$26.67
Net investment income (loss)(2)	(0.73)	(0.71)	(0.69)
Net realized and unrealized gain (loss)	8.72	4.27	2.91

Total income (loss) from operations	7.99	3.56	2.22

Common dividends(3)	(1.54)	(1.54)	(1.26)
Common distributions — return of capital(3)	(0.75)	(0.55)	(0.72)

Total dividends and distributions — common	(2.29)	(2.09)	(1.98)

Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	0.09	0.02	0.09
Effect of shares issued in reinvestment of distributions	—	0.01	0.01

Total capital stock transactions	0.09	0.03	0.10

Net asset value, end of period	$34.30	$28.51	$27.01

Market value per share of common stock, end of period	$37.23	$31.13	$28.03

Total investment return based on common stock market value(5)	28.2%	19.3%	5.6%
Total investment return based on net asset value(6)	29.0%	13.4%	8.7%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$3,443,916	$2,520,821	$2,029,603
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.4%
Other expenses	0.1	0.2	0.2

Subtotal	2.5	2.6	2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.1	2.4	2.3
Income tax expense(8)	14.4	7.2	4.8

Total expenses	19.0%	12.2%	9.7%

Ratio of net investment income (loss) to average net assets(2)	(2.3)%	(2.5)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	24.3%	11.6%	7.7%
Portfolio turnover rate	21.2%	20.4%	22.3%
Average net assets	$3,027,563	$2,346,249	$1,971,469
Notes outstanding, end of period(9)	$1,175,000	$890,000	$775,000
Borrowings under credit facilities, end of period(9)	$69,000	$19,000	$—
Term loan outstanding, end of period(9)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$449,000	$374,000	$260,000
Average shares of common stock outstanding	94,658,194	82,809,687	72,661,162
Asset coverage of total debt(10)	412.9%	418.5%	395.4%
Asset coverage of total leverage (debt and preferred stock)(11)	303.4%	296.5%	296.1%
Average amount of borrowings per share of common stock during the period(1)	$11.70	$10.80	$10.09

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)

Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)

The information presented for each period is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

(5)

Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)

Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)

For the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2015, the Company reported an income tax benefit of $190,326 (17.9% of average net assets), $43,357 (2.1% of average net assets), $175,827 (8.3% of average net assets), $86,746 (4.1% of average net assets) and $980,647 (30.7% of average net assets), respectively. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(9)	Principal/liquidation value.

(10)

Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(11)

Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

1.	Organization

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

On September 28, 2020, the previously announced change to the Company’s name (from Kayne Anderson MLP/Midstream Investment Company to Kayne Anderson Energy Infrastructure Fund, Inc.) took effect. The previously announced changes to certain of KYN’s non-fundamental investment policies also went into effect on this date. In addition, as approved at the Special Meeting of Stockholders on October 29, 2020, the Company’s investment objective was modified to be as follows: “to provide a high after-tax total return with an emphasis on making cash distributions to stockholders.” The Company intends to achieve its investment objective by investing at least 80% of its total assets in securities of Energy Infrastructure Companies.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At November 30, 2020, the Company held 12.8% of its net assets applicable to common stockholders (8.9% of total assets) in securities that were fair valued pursuant to procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at November 30, 2020 was $111,598. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

F. Return of Capital Estimates — Dividends and distributions received from the Company’s investments generally are comprised of income and return of capital. At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates the return of capital portion of dividends and distributions received from investments based on historical information available and other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Company’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. The distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s investments are limited to the total amount of the cash distributions received from such investments.

The following table sets forth the Company’s estimated return of capital portion of the dividends and distributions received from its investments that were not treated as distributions in excess of cost basis.

For the Fiscal Year Ended November 30, 2020
Dividends and distributions (before foreign taxes withheld of $544 and excluding distributions in excess of cost basis)	$141,749
Dividends and distributions — % return of capital	89%

Return of capital — attributable to net realized gains (losses)	$32,707
Return of capital — attributable to net change in unrealized gains (losses)	92,823

Total return of capital	$125,530

For the fiscal year ended November 30, 2020, the Company estimated the return of capital portion of dividends and distributions received to be $116,971 (83%). During the second quarter of fiscal 2020, the Company increased its return of capital estimate for the year by $8,559 due to 2019 tax reporting information received by the Company in fiscal 2020. As a result, the return of capital percentage for the fiscal year ended November 30, 2020 was 89%. In addition, for the fiscal year ended November 30, 2020, the Company estimated the cash distributions received that were in excess of cost basis to be $8,440. Distributions in excess of cost basis for the fiscal year ended November 30, 2020 were increased by $43 due to 2019 tax reporting information received by the Company in fiscal 2020.

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the fiscal year ended November 30, 2020, the Company did not receive any paid-in-kind dividends or non-cash distributions.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ substantially from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Taxes — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

future cash distributions from the Company’s holdings), the duration of statutory carryforward periods and the associated risk that certain loss carryforwards may expire unused.

The Company may rely to some extent on information provided by companies, which may not necessarily be timely, to estimate taxable income allocable to the units/shares of companies held in the portfolio and to estimate the associated current and/or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability. See Note 6 — Income Taxes.

The Company may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2015 remain open and subject to examination by the federal and state tax authorities.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

M. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

N. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Company has classified the costs incurred to issue its Notes and MRP Shares as a deduction from the carrying value of the Notes and MRP Shares on the Statement of Assets and Liabilities. For the

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at November 30, 2020, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$1,183,461	$1,058,982	$12,881	$111,598

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2020.

As of November 30, 2020, the Company had Notes outstanding with aggregate principal amount of $173,260 and 5,465,303 of MRP Shares outstanding with a total liquidation value of $136,633 . See Note 11 — Notes and Note 12 — Preferred Stock.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

All of the Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($173,260 aggregate principal amount) and all of the MRP Shares ($136,633 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of November 30, 2020, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series BB, CC, EE through GG, JJ, KK, MM through OO)	$173,260	$183,500
MRP Shares (Series O, P, Q, R and S)	$136,633	$139,600

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2020.

Equity Investments
Balance — November 30, 2019	$141,297
Purchases	36,952
Sales	(50,979)
Transfers out to Level 1 and 2	(18,513)
Realized gains (losses)	1,728
Change in unrealized gains (losses), net	1,113

Balance — November 30, 2020	$111,598

Net change in unrealized gain (loss) of investments still held at November 30, 2020	$(1,203)

The purchases of $36,952 include the Company’s investment in Enterprise Products Partners L.P. (“EPD”) Series A Convertible Preferred Units that was made in September 2020 ($12,500) and the taxable exchange of EQM Midstream Partners, LP (“EQM”) Series A Convertible Preferred Units (“EQM Convertible Preferred Units”) in June 2020 ($24,452). Sales of $50,979 and realized gains of $1,728 relate to the taxable exchange of EQM Convertible Preferred Units. On June 17, 2020, in connection with the merger of Equitrans Midstream Corporation (“ETRN”) and EQM, 538,500 units of the EQM Convertible Preferred Units held by the Company were redeemed in cash at a redemption amount of 101% and the remaining units were exchanged for newly-issued ETRN Convertible Preferred Shares.

Transfers out of $18,513 relate to the Company’s investment in Noble Midstream Partners LP common units that became marketable during the first quarter of 2020. The Company utilizes the beginning of the reporting period method for determining transfers between levels.

The $1,113 increase in unrealized gains (net) relates to investments that were held during the period. The Company includes these unrealized gains and losses on the Statement of Operations – Net Change in Unrealized Gains (Losses).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns cumulative convertible preferred units of EPD. The convertible preferred units will be convertible by the holders into common units at any time after September 29, 2025 at a conversion rate calculated as the Liquidation Preference divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at the time of conversion. The convertible preferred units are redeemable at any time by EPD, at Redemption Prices ranging from 100% to 110% of Liquidation Preference based on the date of redemption. The convertible preferred units are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a discounted cash flow analysis. To determine the appropriate discount rate for this analysis, the Company estimates the credit spread for the convertible preferred units, which is based on (a) the long bond spread, which is based the average spread of EPD’s 25+ year maturity bonds to the US treasury rate, (b) the hybrid spread, which is based on the spread of EPD’s publicly traded hybrid notes over EPD’s bonds with a maturity greater than 25 years, and (c) the subordination spread, which is based on the average spread of preferred securities of similar investment grade issuers in the energy industry over their publicly traded hybrid notes. The discounted cash flow analysis assumes the convertible preferred securities will be redeemed on September 30, 2025, and the Company’s ability to sell the preferred units during such time period is subject to certain restrictions. As such, the Company applies a 5% illiquidity discount to be amortized over the assumed 5-year hold period.

The Company owns convertible preferred units of ETRN and MPLX LP (“MPLX”). The convertible preferred units are, in the case of MPLX, and will be, in the case of ETRN, convertible on a one-for-one basis into common units at our option and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on (a) the credit spread of the partnership’s unsecured notes, and (b) the credit spreads of similar publicly traded preferred securities over bonds with similar maturities, and (ii) the expected volatility for the underlying common units, which is based on historical volatility. For these securities, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of November 30, 2020:

Quantitative Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High

EPD Convertible Preferred Units	$12,805	- Discounted cash flow analysis	- Long bond spread - Hybrid spread - Subordination - Illiquidity discount	1.9% 1.0% 0.9% 4.8%	2.0% 1.4% 1.1% 4.8%	2.0% 1.2% 1.0% 4.8%

ETRN and MPLX Convertible Preferred Units	98,793	- Convertible pricing model	- Credit spread - Volatility	4.9% 30.0%	8.1% 50.0%	5.8% 37.3%

Total	$111,598

4.	Risk Considerations

The Company’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Company than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Company also invests in securities of foreign issuers, predominantly those located in Canada and, to a lesser extent, Europe. The value of those investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Company invests. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At November 30, 2020, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Energy Infrastructure Companies	100.0%
Largest single issuer	12.6%
Restricted securities	10.5%

The stock market has been subject to significant volatility over the last 12 months, which has increased the risks associated with an investment in the Company. In particular, the financial markets have been impacted by the outbreak of an infectious respiratory illness known as COVID-19. This coronavirus has resulted in international border closings, enhanced health screenings, expanded healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways.

Of particular relevance to an investment in the Company, volatility in the energy markets during fiscal 2020, including decreases in demand for (and prices of) energy-related commodities as a result of the

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

impact of COVID-19 on global economic activity, has significantly affected the performance of the energy sector, as well as the performance of the midstream energy companies in which the Company invests. In addition, volatility in the energy markets may affect the ability of midstream energy companies to finance capital expenditures, manage liquidity needs, refinance debt maturities and to maintain distributions to investors due to a lack of access to capital. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Company, including political, social and economic risks. Any such impact could adversely affect the Company’s performance and the performance of the securities in which the Company invests and may lead to losses on your investment in the Company.

5.	Agreements and Affiliations

A. Administration Agreement — On August 1, 2018, the Company entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Company. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company.

On August 6, 2018, KYN completed its merger with Kayne Anderson Energy Development Company (“KED”). Pursuant to the terms of the merger agreement approved by stockholders of KED, KYN acquired all of the net assets of KED in exchange for an equal net asset value of newly issued KYN common stock. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Upon completion of its merger with KED, the Company and KAFA entered into an amended fee waiver agreement (the “Fee Waiver Agreement”). The Fee Waiver Agreement provides for a management fee of 1.375% on average total assets up to $4,000,000; 1.25% on average total assets between $4,000,000 and $6,000,000; 1.125% on average total assets between $6,000,000 and $8,000,000; and 1.0% on average total assets over $8,000,000. These tiered fee waivers will result in a reduction to the effective management fee rate payable to KAFA as the Company’s assets under management increase. KAFA further agreed to waive an amount of management fees (calculated based on the Company’s and KED’s assets under management at the closing of the merger) such that the management fees payable to KAFA with respect to the Company after completion of the merger between the Company and KED would not be greater than the aggregate management fees that would have been payable if the Company and KED had remained standalone companies. This waiver was calculated as $212 per year based on the Company’s and KED’s assets under management at the closing of the merger. Any amount waived by KAFA pursuant to the Fee Waiver Agreement may not be recouped. The Fee Waiver Agreement has a term of three years from the date of the merger, or through August 6, 2021. The investment management agreement has a current term through March 31, 2021 and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the fiscal year ended November 30, 2020, the Company paid management fees at an annual rate of 1.363% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Kevin S. McCarthy is a Vice Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. McCarthy also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP and (ii) Mr. McCarthy’s participation on the board of PAA GP Holdings LLC.

The following table summarizes the Company’s investments in affiliates as of and for the fiscal year ended November 30, 2020:

Investment(1)	No. of Shares/Units(2) (in 000’s)	Value	Dividends/ Distributions Received	Net Realized Gains (Losses)	Net Change in Unrealized Gains (Losses)
PAA	5,995	$47,600	$6,700	$20,162	$(92,360)
PAGP-AAP	1,622	12,881	1,459	—	(13,105)

Total		$60,481	$8,159	$20,162	$(105,465)

(1)	See Schedule of Investments for investment classifications.

(2)

During the fiscal year ended November 30, 2020, the Company sold 2,266 units of PAA. There were no sales of PAGP-AAP and the Company made no purchases of any affiliates during the fiscal year ended November 30, 2020.

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

At November 30, 2020, the components of the Company’s current and deferred tax assets and liabilities are as follows:

Current income tax receivable, net	$66,922

Deferred tax assets:
Capital loss carryforward — State	$6,885
Capital loss carryforward — Federal	74,915
Valuation allowance	(30,341)

Deferred tax liabilities:

Net unrealized gains on investment securities	(51,459)

Total deferred income tax liability, net	$—

During the fiscal year ended November 30, 2020, the Company made tax payments of $94,056 (net of $207 of state refunds). Income taxes paid during the current year were largely the result of ordinary gain recapture upon the disposition of MLPs securities (under Section 751 of the Internal Revenue Code). Upon the sale of an MLP security, the Company estimates the amount of ordinary gain recapture attributable to such disposition. Such estimates are preliminary and based on information provided by the MLP. Once final tax reporting information is available (in the subsequent tax year), the ordinary gain recapture is adjusted to reflect such information. Final tax reporting information could differ materially from the Company’s preliminary estimates.

At November 30, 2020, the Company had a net current income tax asset of $66,922. The net current tax receivable is comprised of the following:

	State	Federal	Total
Current tax receivable (payable) related to fiscal 2020	$(606)	$1,364	$758
Tax receivable (related to fiscal 2020 capital loss carryback)	4,479	61,685	66,164

	$3,873	$63,049	$66,922

As of November 30, 2020, the Company had a capital loss carryforward of $356,757 (state and federal deferred tax asset of $6,885 and $74,915, respectively). Realization of the capital loss carryforward is dependent on generating sufficient capital gains prior to their expiration. The majority of these capital loss carryforwards will expire if not used by fiscal 2025.

The Company periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based on the Company’s assessment at November 30, 2020, it has determined that it is not more likely than not that all of its deferred tax assets would be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance of $30,341 has been established.

The Company will continue to review and assess the need for a valuation allowance in the future. Significant variability in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets. If a further valuation allowance is required to reduce any deferred tax asset in the future, or if a change in a valuation allowance is necessary, it could have a material impact on the Company’s net asset value and results of operations in the period of adjustment.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, contains several corporate income tax provisions, including, but not limited to, providing a 5-year carryback of net operating loss (“NOL”) tax carryforwards generated in tax years beginning after December 31, 2017, and before January 1, 2021, temporarily removing the 80% taxable income limitation on NOL utilization for tax years beginning before January 1, 2021, temporarily increasing the allowable interest expense deductions under Section 163(j) of the Tax Cuts and Jobs Act of 2017, and making corporate alternative minimum tax credits immediately refundable. While none of these provisions immediately impacted the Company’s operations for the fiscal year ended November 30, 2020, the Company is evaluating all provisions of the CARES Act and their potential impact to the Company.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

For the Fiscal Year Ended November 30, 2020
Computed federal income tax benefit at 21%	$(204,794)
State income tax benefit, net of federal tax	(15,185)
Foreign tax credit	(544)
Non-deductible distributions on MRP Shares, dividend received deduction and other, net	2,575
Difference in tax rate for capital loss carryback to prior fiscal years	(2,719)
Valuation allowance — State	2,553
Valuation allowance — Federal	27,788

Total income tax benefit	$(190,326)

As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2020, the Company reduced its tax cost basis by approximately $85,172 due to its 2019 net allocated losses from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

At November 30, 2020, the cost basis of investments for federal income tax purposes was $958,940 The cost basis for federal income tax purposes is $651,880 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At November 30, 2020, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$334,679
Gross unrealized depreciation of investments (including options, if any)	(110,158)

Net unrealized appreciation of investments	$224,521

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Distributions in the amount of $13,260 paid to holders of MRP Shares for the fiscal year ended November 30, 2020 were characterized as distributions (return of capital). Distributions in the amount of $98,589 paid to common stockholders for the fiscal year ended November 30, 2020 were characterized as distributions (return of capital). Distributions in the amount of $12,077 paid to holders of MRP Shares for the fiscal year ended November 30, 2019 were characterized as distributions (return of capital). Distributions in the amount of $185,695 paid to common stockholders for the fiscal year ended November 30, 2019 were characterized as distributions (return of capital). These characterizations are based on the Company’s earnings and profits.

7.	Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At November 30, 2020, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments

Plains GP Holdings, L.P.—
Plains AAP, L.P.(1)	(2)	(3)	1,622	$2,879	$12,881	$7.94	1.5%	1.0%
Level 3 Investments(4)

Enterprise Products Partners L.P.
Convertible Preferred Units	9/30/20	(5)	13	$15,784	$12,805	$1,024.41	1.5%	1.0%

Equitrans Midstream Corporation
Convertible Preferred Units	6/17/20	(5)	1,188	24,452	22,944	19.32	2.6	1.8

MPLX LP
Convertible Preferred Units	5/13/16	(5)	2,255	72,217	75,849	33.63	8.7	6.1

Total				$112,453	$111,598		12.8%	8.9%

Total of all restricted securities				$115,332	$124,479		14.3%	9.9%

(1)

The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American Pipeline, L.P. (“PAA”). As of November 30, 2020, the Company’s PAGP-AAP investment is valued at PAA’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in current and/or prior fiscal years.

(3)

The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or the PAA units will be freely tradable.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

8.	Derivative Financial Instruments

As of November 30, 2020, the Company held no derivative instruments, and during the fiscal year ended November 30, 2020, the Company did not have any activity involving derivative instruments. See Note 2 —Significant Accounting Policies.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

9.	Investment Transactions

For the fiscal year ended November 30, 2020, the Company purchased and sold securities in the amounts of $370,592 and $1,124,987 (excluding short-term investments).

10.	Credit Facility and Term Loan

On April 14, 2020, the Company amended its unsecured revolving credit facility (the “Credit Facility”), reducing the total commitment amount from $300,000 to $225,000. The Credit Facility matures on February 8, 2021. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the fiscal year ended November 30, 2020, the average amount of borrowings outstanding under the Credit Facility was $11,587 with a weighted average interest rate of 2.59%. As of November 30, 2020, the Company had $62,000 outstanding under the Credit Facility at a weighted average interest rate of 1.55%.

In mid-March 2020, the Company repaid all $60,000 of borrowings outstanding under its unsecured term loan (“Term Loan”) and terminated this facility. The Company incurred $590 of breakage fees in connection with the termination of the Term Loan.

For the fiscal year ended November 30, 2020, the average amount of borrowings outstanding under the Term Loan was $16,612 with a weighted average interest rate of 3.14% (excluding any breakage fees).

As of November 30, 2020, the Company was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.	Notes

At November 30, 2020, the Company had $173,260 aggregate principal amount of Notes outstanding. During the second quarter, the Company redeemed $415,000 of Notes and incurred $6,367 of prepayment penalties associated with these redemptions. On September 17, 2020, the Company redeemed the remaining balance of Series LL Notes outstanding ($7,740) at par, with cash on hand.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The table below sets forth a summary of redemptions and the key terms of each series of Notes outstanding at November 30, 2020.

Series	Principal Outstanding November 30, 2019	Principal Redeemed	Principal Outstanding November 30, 2020	Unamortized Issuance Costs	Estimated Fair Value November 30, 2020	Fixed Interest Rate	Maturity
AA	$15,000	$(15,000)	$—	$—	$—	3.56%	5/3/20
BB	35,000	(29,700)	5,300	10	5,400	3.77%	5/3/21
CC	76,000	(64,425)	11,575	33	12,100	3.95%	5/3/22
EE	50,000	(38,203)	11,797	21	12,000	3.20%	4/16/21
FF	65,000	(48,429)	16,571	57	17,500	3.57%	4/16/23
GG	45,000	(23,581)	21,419	96	23,300	3.67%	4/16/25
JJ	30,000	(13,523)	16,477	37	16,900	3.46%	7/30/21
KK	80,000	(47,753)	32,247	147	35,200	3.93%	7/30/24
LL	50,000	(50,000)	—	—	—	2.89%	10/29/20
MM	40,000	(12,678)	27,322	95	28,500	3.26%	10/29/22
NN	20,000	(4,226)	15,774	65	16,700	3.37%	10/29/23
OO	90,000	(75,222)	14,778	69	15,900	3.46%	10/29/24

	$596,000	$(422,740)	$173,260	$630	$183,500

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. As of November 30, 2020, the weighted average interest rate on the outstanding Notes was 3.57%.

On March 17, 2020, FitchRatings downgraded the ratings on the Company’s Notes from “AAA” to “A” and placed all ratings on negative watch. On September 16, 2020, at the Company’s request, FitchRatings withdrew its ratings on the Company’s Notes. As of November 30, 2020, each series of Notes was rated “AAA” by Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

At November 30, 2020, the Company was in compliance with all covenants under the Notes agreements.

12.	Preferred Stock

At November 30, 2020, the Company had 5,465,303 shares of MRP Shares outstanding, with a total liquidation value of $136,633 ($25.00 per share). During the fiscal year ended November 30, 2020, the Company issued $175,000 of MRP Shares and redeemed $355,367 of MRP Shares ($186,990 of MRP Shares were redeemed at par and prepayment penalties of $1,684 were incurred on the remaining $168,377 of redemptions).

The table below sets forth a summary of the issuances, redemptions and key terms of each series of MRP Shares at November 30, 2020.

Series(1)	Liquidation Value November 30, 2019	Liquidation Value Issued	Liquidation Value Redeemed	Liquidation Value November 30, 2020	Unamortized Issuance Costs	Estimated Fair Value November 30, 2020	Rate(2)		Mandatory Redemption Date

C	$42,000	$—	$(42,000)	$—	$—	$—	7.20	%(3)	11/09/20
F	125,000	—	(125,000)	—	—	—	3.50%		4/15/20
K	25,000	—	(25,000)	—	—	—	3.37%		4/10/20
O	50,000	—	(40,372)	9,628	27	9,700	4.06%		7/30/21
P	25,000	—	(14,933)	10,067	50	10,300	3.86%		10/29/22
Q	50,000	—	(24,665)	25,335	109	25,600	3.36%		11/09/21
R	—	100,000	(58,172)	41,828	526	42,900	3.38%		2/11/27
S	—	75,000	(25,225)	49,775	835	51,100	3.60%		2/11/30

	$317,000	$175,000	$(355,367)	$136,633	$1,547	$139,600

(1)

On November 5, 2020, the Company entered into a securities exchange agreement with the holders of its MRP Shares to accommodate the changes made to the Company’s fundamental and non-fundamental investment policies. Former MRP Share Series H, I, J, L and M were exchanged for new Series O, P, Q, R and S. There were no modifications to liquidation value, dividend rate nor the mandatory redemption date for each of the Series.

(2)

On March 17, 2020, FitchRatings downgraded the ratings on the Company’s MRP Shares from “A” to “BBB” and placed all ratings on negative watch. As a result of the ratings action, the dividend rate for each series of MRP Shares outstanding increased by 2% per annum and was to continue to be in effect as long as such series were rated “BBB”. On September 16, 2020, at the Company’s request, FitchRatings withdrew its ratings on the Company’s MRP Shares. As a result, the dividend rate for each series of MRP Shares outstanding decreased by 2.0% per annum beginning on September 17, 2020.

(3)	Series redeemed prior to the 2.0% decrease in annual dividend rate.

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of November 30, 2020, each series of MRP Shares was rated “A+” by KBRA.

The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make a dividend or certain other payments.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At November 30, 2020, the Company was in compliance with the asset coverage requirement of its MRP Shares.

13.	Common Stock

At November 30, 2020, the Company had 194,534,697 shares of common stock authorized and 126,447,554 shares outstanding. As of November 30, 2020, KAFA owned 86 shares of the Company. Transactions in common shares for the fiscal year ended November 30, 2020 were as follows:

Shares outstanding at November 30, 2019	126,337,114
Shares issued through reinvestment of distributions	110,440

Shares outstanding at November 30, 2020	126,447,554

14.	Subsequent Events

On December 9, 2020, the Company declared a quarterly distribution of $0.15 per common share for the fourth quarter. The total distribution of $18,967 was paid December 31, 2020. Of this total, pursuant to the Company’s dividend reinvestment plan, $2,072 was reinvested into the Company through open market purchases of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Infrastructure Companies” consists of (a) Midstream Energy Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities.

“Midstream Energy Companies” means companies that primarily own and operate Midstream Assets. Such companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity or steam from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and hydrogen.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Kayne Anderson Energy Infrastructure Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company”) as of November 30, 2020, the related statements of operations and cash flows for the year ended November 30, 2020, the statement of changes in net assets applicable to common stockholders for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the ten years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of November 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the ten years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, issuer, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Los Angeles, CA

January 28, 2021

We have served as the auditor of one or more investment companies in the Kayne Anderson Funds Family since 2004.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Independent Directors(1)

Name(2) (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

William R. Cordes (born 1948)	Director. 3-year term (until the 2023 Annual Meeting of Stockholders)/served since August 2018. Member of Audit Committee (Chair).	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.

Current:

•  Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”)

Prior:

•  Kayne Anderson Energy Development Company (“KED”)

•  Boardwalk Pipeline Partners, LP (midstream MLP)

•  Northern Border Partners, L.P. (midstream MLP)

Anne K. Costin (born 1950)	Director. 3-year term (until the 2022 Annual Meeting of Stockholders)/served since inception. Member of Audit Committee and Valuation Committee.	Professor at the Amsterdam Institute of Finance from 2007 through 2013. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Current: • KMF Prior: • Kayne Anderson Energy Total Return Fund, Inc. (“KYE”)

Barry R. Pearl (born 1949)	Director. 3-year term (until the 2023 Annual Meeting of Stockholders)/served since August 2018. Member of Audit Committee and Nominating, Corporate Governance and Compensation Committee.	Management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets from March 2016 to July 2018, Executive Vice President of Kealine, LLC, (and its affiliate WesPac Midstream LLC an energy infrastructure developer), from February 2007 to March 2016. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”), (the general partner of TEPPCO Partners, L.P.,) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.

Current:

•  KMF

•  Magellan Midstream Partners, L.P. (midstream MLP)

Prior:

•  KED

•  Peregrine Midstream Partners LLC (natural gas storage)

•  Seaspan Corporation (containership chartering)

•  Targa Resources Partners LP (midstream MLP)

•  TEPPCO Partners, L.P.
(midstream MLP)

Albert L. Richey (born 1949)	Director. 3-year term (until the 2022 Annual Meeting of Stockholders)/ served since August 2018. Member of Audit Committee and Valuation Committee.	Retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016; Vice President Special Projects from January 2009 to December 2012; Vice President Corporate Development from 2006 to December 2008; Vice President and Treasurer from 1995 to 2005 and Treasurer from 1987 to 1995.	Current: • KMF Prior: • KED • Boys & Girls Clubs of Houston (not-for-profit organization) • Boy Scouts of America (not-for-profit organization)

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Independent Directors(1)

Name(2) (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

William H. Shea, Jr. (born 1954)	Lead Director. 3-year term (until the 2021 Annual Meeting of Stockholders)/served since March 2008. Member of Nominating, Corporate Governance and Compensation Committee (Chair).	Chief Executive Officer of Jefferson Energy Companies since January 2020. Chief Executive Officer of Mainline Energy Partners, LLC from July 2016 to September 2019. Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings, L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.

Current:

•  KMF

Prior:

•  KYE

•  BGH
(general partner of BPL)

•  BPL
(midstream MLP)

•  Gibson Energy ULC
(midstream energy)

•  Mainline Energy Partners, LLC
(midstream energy)

•  Niska Gas Storage Partners LLC
(natural gas storage)

•  PVG
(owned general partner of PVR)

•  PVR
(midstream MLP)

•  Penn Virginia Corporation
(oil and gas exploration and production company)

•  USA Compression Partners, LP
(natural gas compression MLP)

William L. Thacker (born 1945)	Director. 3-year term (until the 2021 Annual Meeting of Stockholders)/served since August 2018. Member of Valuation Committee (Chair) and Nominating, Corporate Governance and Compensation Committee.	Chairman of the Board of Directors of Copano Energy, L.L.C. from 2009 to 2013. Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.

Current:

•  KMF

Prior:

•  KED

•  Copano Energy, L.L.C.
(midstream MLP)

•  GenOn Energy, Inc.
(electricity generation and sales)

•  Pacific Energy Partners, L.P. (midstream MLP)

•  QEP Resources Inc.
(oil and gas exploration and production company)

•  TEPPCO Partners, L.P.
(midstream MLP)

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Directors and Non-Director Officers

Name(2) (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years(3)	Other Directorships Held by Director/Officer During Past Five Years

James C. Baker(4) (born 1972)	Chairman of the Board of Directors since June 2020. Director, President and Chief Executive Officer. 3-year term (until the 2022 Annual Meeting of Stockholders). Member of Valuation Committee. Chief Executive Officer since June 2019. President since June 2016. Executive Vice President from June 2008 to June 2016. Elected annually as an officer/served since June 2005.	Partner and Senior Managing Director of Kayne Anderson since February 2008. Co-Managing Partner of KAFA since June 2019. Senior Managing Director of KAFA from February 2008 to June 2019. Chief Executive Officer of KMF since June 2019. President of KMF since June 2016. Executive Vice President of KMF from August 2010 to June 2016.

Current:

•  KMF

* Expression Therapeutics (biotechnology company)

Prior:

•  KED

•  K-Sea Transportation Partners L.P.
(shipping MLP)

•  Petris Technology, Inc.
(data management for energy companies)

•  ProPetro Services, Inc.
(oilfield services)

Michael J. Levitt(4) (born 1958)	Director. Appointed July 2020 to serve until the 2021 Annual Meeting of Stockholders.	Chief Executive Officer of Kayne Anderson since July 2016. Vice Chairman of Apollo Global Management, LP from April 2012 to May 2016.	Current: • KMF • Kayne Anderson BDC, LLC (business development company) • Core Scientific, Inc. (blockchain hosting) Prior: * Hostess Holdings GP, LLC (consumer products)

J.C. Frey (born 1968)	Executive Vice President. Elected annually as an officer/served since inception.	Managing Partner of Kayne Anderson since 2004 and Co-Managing Partner of KAFA since 2006. Executive Vice President of KMF since August 2010. Assistant Secretary and Assistant Treasurer of KMF from August 2010 to January 2019.	None

Terry A. Hart (born 1969)	Chief Financial Officer, Treasurer and Assistant Secretary. Elected annually as an officer/served since 2005.	Senior Managing Director of Kayne Anderson since January 2020. Managing Director of Kayne Anderson from December 2005 to January 2020 and Chief Financial Officer of KAFA since 2006. Chief Financial Officer and Treasurer of KMF since August 2010. Assistant Secretary of KMF since January 2019. Chief Financial Officer of Kayne Anderson Acquisition Corp. from December 2016 to November 2018.	• Current: • The Source for Women (not-for-profit organization) Prior: • KED

Jarvis V. Hollingsworth (born 1962)	Secretary. Elected annually as an officer/served since 2019.	General Counsel of Kayne Anderson and Secretary of KMF since 2019. Private practice of law at Fulbright & Jaworski LLP (1993-1999); Brobeck Phleger & Harrison (1999-2001); and Bracewell LLP (2001-2019). Chairman of the Board of Trustees of the Teacher Retirement System of Texas (2017 to Present).

Current:

* Laredo Petroleum, Inc. (energy)

•  Teacher Retirement System of Texas (public retirement system)

Prior:

•  Cullen/Frost Bankers, Inc. (financial holding company)

•  Emergent Technologies, LP (commerce technology)

•  Infogroup, Inc.
(data and marketing solutions)

•  University of Houston System Board of Regents
(public university system)

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Directors and Non-Director Officers

Name(2) (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years(3)	Other Directorships Held by Director/Officer During Past Five Years

Ron M. Logan, Jr. (born 1960)	Senior Vice President. Elected annually as an officer/served since September 2012.	Senior Managing Director of Kayne Anderson since February 2014. Managing Director of Kayne Anderson from September 2006 to February 2014. Senior Vice President of KMF since June 2012.	Prior: • VantaCore Partners LP (aggregates MLP)

Jody C. Meraz (born 1978)	Senior Vice President. Elected annually as an officer/served since June 2011.	Senior Managing Director of Kayne Anderson since February 2019. Managing Director of Kayne Anderson from February 2014 to February 2019. Senior Vice President of Kayne Anderson from 2011 to February 2014. Vice President of KMF since 2011.	None

A. Colby Parker (born 1987)	Vice President and Assistant Treasurer. Elected annually as an officer/served since January 2019.	Vice President of KMF since June 2020. Assistant Treasurer of KMF since January 2019. Controller of Kayne Anderson since July 2015. Finance and Treasury Analyst of Kayne Anderson from June 2014 to June 2015.	None

Ellen B. Wilkirson (born 1991)	Vice President. Elected annually as an officer/served since June 2020.	Vice President of Kayne Anderson since January 2021. Vice President of KMF since June 2020. Senior Associate of Kayne Anderson from January 2020 to December 2020. Associate of Kayne Anderson from January 2018 to December 2019. Analyst of Kayne Anderson from May 2017 to December 2017. Investment banking Analyst at Credit Suisse Securities (USA) LLC from August 2015 to April 2017.	None

Michael J. O’Neil (born 1983)	Chief Compliance Officer. Elected annually as an officer/served since December 2013.	Chief Compliance Officer of Kayne Anderson since March 2012 and of KMF since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. A compliance officer at BlackRock Inc. from January 2008 to February 2012.	None

(1)

The Company is managed by KA Fund Advisors, LLC (“KAFA”), an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with its affiliates, “Kayne Anderson”). The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by Kayne Anderson, and includes the Company and KMF. Each Independent Director oversees two registered investment companies in the Fund Complex, the Company and KMF, as noted above.

(2)	The address of each director and corporate officer is c/o KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas, 77002.

(3)

In August 2018, Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) merged into Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) and Kayne Anderson Energy Development Company (“KED”) merged into Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”), respectively. The table presents principal occupations for each interested director and non-director officer of KYN and KMF and does not set forth the principal occupations, if any, for KYE and KED.

(4)

James C. Baker and Michael J. Levitt are each an “interested person” of the Company as defined in the 1940 Act by virtue of their employment relationship with Kayne Anderson. Mr. Levitt was appointed as a member of the Board of Directors effective July 1, 2020.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson Energy Infrastructure Fund, Inc., a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004

Amended: December 13, 2005

Amended: March 12, 2009

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

ADDITIONAL INFORMATION

(UNAUDITED)

ANNUAL CERTIFICATION

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, www.kaynefunds.com; and

•	on the SEC’s website, www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-PORT and Form N-30B-2. The Company’s Form N-PORT and Form N-30B-2 are available on the SEC’s website at www.sec.gov. The Company also makes its quarterly reports available on its website at www.kaynefunds.com.

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

This Privacy Notice (“Notice”) provides information about the data that is collected, processed, used, transmitted and stored by KA Fund Advisors, LLC and its affiliates (collectively “we,” “Kayne Anderson” or the “Firm”), and Kayne Anderson’s commitment to appropriately using and protecting the data collected.

Generally speaking, Kayne Anderson collects data about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you provide to us orally; and

•	Information about your transactions with us, our affiliates or others.

When you use our services, you acknowledge that you have read and understand the contents of this Notice.

Defining Personal Information

Various laws and regulations use different terms and definitions for information about individuals that is personal and should be protected. Some laws and regulations consider only very limited types of information to be protected and private. Others include much broader categories.

At Kayne Anderson, we have chosen to adopt the broader approach to what information must be protected and kept private. In this notice, “Personal Information” (or “PI”) refers to data that could be used, alone or in combination with other data, to identify you as an individual. It can include name, physical address, email address, IP address, date of birth, social security number, passwords, financial information, and more.

What Personal Information Do We Collect?

Kayne Anderson does not collect more information than is needed to conduct its business and satisfy any associated regulatory requirements. The following are examples of the types of personal information that we may collect:

•	Name, address, phone number and email address;

•	Age, date of birth, occupation and marital status;

•	Personal identifier, depending on your country of residence, such as your Social Security Number; and

•	Financial information, including account balances and assets, and, in certain jurisdictions, representations required under applicable law or regulation concerning your financial resources.

How Do We Collect Information?

When Kayne collects data from you directly, we will provide Kayne Anderson’s contact information and Kayne Anderson’s purpose for collecting and processing the data.

Do We Need Consent to Collect Your Data?

By providing your data, you consent to its collection, processing, use, transfer and storage. Your consent can be withdrawn at any time by providing adequate notice (see below) to Kayne Anderson. However, withdrawing your consent may impact your ability to invest in our funds.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

How Do We Use Personal Information?

We use your personal information for a variety of business purposes, including but not limited to, the following:

•	For our everyday business purposes to administer, facilitate and manage your relationship and/or account(s) with Kayne Anderson.

•	To contact you or your designated representative(s) in connection with your relationship and/or account;

•	To monitor and audit compliance with our internal policies and procedures; and

•	To comply with and enforce applicable legal and regulatory requirements.

If your relationship with Kayne Anderson ends, we will continue to treat your personal information, to the extent we retain it, as described in this Notice.

With Whom Do We Share Personal Information?

Privacy is an integral part of the Firm. We do not disclose your personal information to third parties, except as described in this Notice, and never for compensation. Additionally, we will not share your personal information with third parties without your specific consent or unless Kayne Anderson is required or permitted to by law (such as Regulation S-P) and/or government authorities.

Third parties that we share personal information with are required to maintain the confidentiality of such information and are prohibited from using your personal information for purposes other than those that were specified upon receipt of your data. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

We will not sell your personal information. If we share your personal information with third parties performing services for us, or acting on our behalf, we will not allow them to use your information for other purposes, and we will contractually require them to protect your information.

What Security Measures Do We Have?

Kayne Anderson restricts access to personal information about you to those employees who need to know that information to provide financial products or services to you. Kayne Anderson has physical, electronic and administrative safeguards in place to help protect data from loss, misuse, unauthorized access, disclosure, alteration, and destruction. This includes a dedicated group of information security personnel that design, implement and monitor our information security program.

Please contact us for a copy of Kayne Anderson’s policies for more information on the Firm’s information security practices and procedures.

How Long Do We Retain Personal Information?

We will retain your personal information for the period necessary to fulfill our services and the purposes outlined in this Notice unless a longer retention period is required by law.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

How Can You Manage Your Personal Information?

If you would like to request, delete, or update the personal information that you provided us, or exercise any of your data protection rights you may contact us using the contact information below. For your protection, we will need to verify your identity prior to complying with your request. Kayne Anderson does not charge for this service.

Kayne Anderson will make a good faith effort to process your request without undue delay and within the timeframe provided by applicable law. You are also entitled to have Kayne Anderson modify or delete any information that you believe is incorrect or out of date. Kayne Anderson reserves the right to limit or deny access to personal information where providing such information would be unreasonably burdensome or expensive or as otherwise permissible under relevant laws. If Kayne Anderson determines that access cannot be provided in any particular instance, Kayne Anderson will provide the individual requesting access with an explanation of why it has made that determination and a contact point for any further inquiries.

What Rights Do California Clients Have?

Under the California Consumer Privacy Act (CCPA), clients domiciled in California have certain rights with respect to their personal information. In particular, you may have the right to:

•

Request that we disclose, free of charge, the categories and specifics of the PI we collect about you as a California resident (and/or, if applicable, sell or otherwise disclose to a third party for business purposes). Currently, however, Kayne Anderson does not sell personal information.

•	Choose to opt-out of the sale of personal information. Currently, however, Kayne Anderson does not sell personal information.

•

Request that we delete the PI we have collected. Following our verification of the request, we will comply with the request and delete any or all of the PI in our possession that we collected from you and/or any or all such PI in the possession of our service providers, unless otherwise restricted by law or regulation. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Non-Discrimination for Exercising Your CCPA Right

We follow the requirements of California Civil Code §1798.125, and will not discriminate against any consumer who exercises the rights under the CCPA. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Contact Us

If you have questions, concerns, or suggestions related to our Notice or our privacy practices, contact the Investor Relations Team or Kayne’s Chief Compliance Officer, Michael O’Neil, at:

KA Fund Advisors, LLC

811 Main Street, 14th Floor

Houston, TX 77002

Website: https://www.kaynefunds.com/

Email Address: CEF@kaynecapital.com

Toll Free Phone Number: 877-657-3863

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Changes to this Privacy Notice

We reserve the right to update this Notice at any time to reflect changes in our policies concerning the collection and use of personal information.

This Privacy Notice was last revised on January 16, 2020.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

SPECIAL MEETING OF STOCKHOLDERS

(UNAUDITED)

On October 29, 2020, the Company held its special meeting of stockholders where the following matters were approved by stockholders. As of the record date of August 18, 2020 (the “Record Date”), the Company had 126,447,554 outstanding shares of common stock and 7,828,701 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 70,268,053 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)	To consider and approve an amendment of the Company’s investment objective, which is a fundamental investment policy of the Company.

Approval of this proposal requires the affirmative vote of (i) a majority of the votes cast by the holders of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class (ii) a majority of the votes cast by the holders of the Company’s mandatory redeemable preferred stock outstanding as of the Record Date voting as a separate class). For purposes of this proposal, each share of the Company’s common stock and each share of its preferred stock is entitled to one vote. Abstentions and broker non-votes had the same effect as votes against approving this proposal since approval is based on the affirmative vote of all votes entitled to be cast. Abstentions was considered present for purposes of determining the presence of a quorum.

On this matter, 59,184,518 shares were cast in favor, 2,572,750 shares were cast against, 6,575,341 shares abstained, and there were 1,935,444 broker non-votes.

As a result of the vote on this matter, the proposal was approved.

(ii)	To consider and approve an amendment of the Company’s fundamental investment policy with respect to industry concentration.

Approval of this proposal requires the affirmative vote of (i) a majority of the votes cast by the holders of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class (ii) a majority of the votes cast by the holders of the Company’s mandatory redeemable preferred stock outstanding as of the Record Date voting as a separate class). For purposes of this proposal, each share of the Company’s common stock and each share of its preferred stock is entitled to one vote. Abstentions and broker non-votes had the same effect as votes against approving this proposal since approval is based on the affirmative vote of all votes entitled to be cast. Abstentions was considered present for purposes of determining the presence of a quorum.

On this matter, 59,921,250 shares were cast in favor, 2,588,930 shares were cast against, 5,822,429 shares abstained, and there were 1,935,444 broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

James C. Baker	Chairman of the Board of Directors, President and Chief Executive Officer

William H. Shea, Jr.	Lead Independent Director

William R. Cordes	Director

Anne K. Costin	Director

Michael J. Levitt	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

Terry A. Hart	Chief Financial Officer, Treasurer and Assistant Secretary

Jarvis V. Hollingsworth	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Senior Vice President

A. Colby Parker	Vice President and Assistant Treasurer

Ellen B. Wilkirson	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2.    Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d) During the period covered by this report, no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has four audit committee financial experts serving on its Audit Committee.

(a)(2) The audit committee financial experts are William R. Cordes, Anne K. Costin, Barry R. Pearl and Albert L. Richey. Messrs. Cordes, Pearl and Richey and Ms. Costin are “independent” for purposes of this Item.

Item 4.    Principal Accountant Fees and Services.

(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (i) fiscal year ended November 30, 2020, and (ii) fiscal year ended November 30, 2019.

	2020	2019
Audit Fees	$129,000	$207,000
Audit-Related Fees	—	—
Tax Fees	210,000	203,000
All Other Fees	—	—

Total	$339,000	$410,000

With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

(i) Before the auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the Registrant’s investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal years ended November 30, 2020 and 2019 were $210,000 and $203,000, respectively. The aggregate non-audit fees billed by PricewaterhouseCoopers LLP totaled $4,955,000 and $5,481,000 for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended November 30, 2020 and 2019, respectively.

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and has determined that the provision of such non-audit services is compatible with maintaining the Registrant’s principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). William R. Cordes (Chair), Anne K. Costin, Barry R. Pearl and Albert L. Richey, are the members of the Registrant’s Audit Committee.

Item 6.    Investments.

(a) Please see the Schedule of Investments contained in the KYN Annual Report for the fiscal year ended November 30, 2020 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective proxy voting policies and procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of filing of this report, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:

James C. Baker has served as the Registrant’s Chief Executive Officer since June 2019 and Director, President and co-portfolio manager of the Registrant and Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) since November 2017. Mr. Baker has served as Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP” and the Adviser together with KACALP, “Kayne Anderson”) since February 2008; President of the Registrant and KMF since June 2016; and Executive Vice President of the Registrant from June 2008 to June 2016 and of KMF from August 2010 to June 2016. Prior to joining Kayne Anderson in 2004, Mr. Baker was Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Prior to that, he was a Director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the energy industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He earned a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

J.C. Frey is the Registrant’s Executive Vice President (since June 2008) and co-portfolio manager (since June 2004), and was the Registrant’s Assistant Secretary and Assistant Treasurer from June 2004 to January 2019. Mr. Frey has served as a Managing Partner of KACALP since 2004 and Co-Managing Partner of the Adviser since 2006. As a portfolio manager, Mr. Frey oversees $7 billion in assets consisting of equity and debt securities of energy infrastructure companies. He has served as Executive Vice President and co-portfolio manager of KMF since November 2010, and Assistant Secretary and Assistant Treasurer of KMF from November 2010 to January 2019. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

2

(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts, and include accounts that pay advisory fees based on account performance shown in the separate table below under (a)(2)(iii). Information is shown as of November 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
James C. Baker	1	$447	—	$—	—	$—
J.C. Frey	3	$663	11	$1,493	11	$387

(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
James C. Baker	—	N/A	—	$—	—	$—
J.C. Frey	—	N/A	8	$1,081	3	$203

(a)(2)(iv) Potential Material Conflicts of Interest:

Some of the other accounts managed by Messrs. Baker and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.

(a)(3) Compensation of Each Portfolio Manager:

As of November 30, 2020, Messrs. Baker and Frey are compensated by Kayne Anderson through partnership distributions from Kayne Anderson, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts (including the Registrant), which, with respect to certain accounts (not including the Registrant), as noted above, are based in part on the performance of those accounts.

Additional benefits received by Messrs. Baker and Frey are normal and customary benefits generally available to all salaried employees.

(a)(4) As of November 30, 2020, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:

3

James C. Baker: over $1,000,000

J.C. Frey: over $1,000,000

(b) Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased*	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
December 1-31, 2019	84,552	$13.98	—	Not applicable.
January 1-31, 2020	89,896	$13.14	—	Not applicable.
February 1-29, 2020	—	$—	—	Not applicable.
March 1-31, 2020	—	$—	—	Not applicable.
April 1-30, 2020	217,024	$5.62	—	Not applicable.
May 1-31, 2020	—	$—	—	Not applicable.
June 1-30, 2020	309,697	$5.19	—	Not applicable.
July 1-31, 2020	—	$—	—	Not applicable.
August 1-31, 2020	—	$—	—	Not applicable.
September 1-30, 2020	370,922	$4.03	—	Not applicable.
October 1-31, 2020	—	$—	—	Not applicable.
November 1-30, 2020	—	$—	—	Not applicable.

Total	1,072,091	$6.24	—	—

*	Specified shares were purchased in the open market pursuant to the terms of the Registrant’s Automatic Dividend Reinvestment Plan, adopted September 27, 2004, and last amended March 12, 2009.

Item 10.    Submission of Matters to a Vote of Security Holders.

None.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of the filing of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and
Rule 13a-15(b) or 15d-15(b) under the Exchange Act.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99)  Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

	By:	/S/ JAMES C. BAKER
James C. Baker
Chairman of the Board of Directors, President and Chief Executive Officer
Date: January 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/S/ JAMES C. BAKER
James C. Baker
Chairman of the Board of Directors, President and Chief Executive Officer
Date: January 28, 2021

	By:	/S/ TERRY A. HART
Terry A. Hart
Chief Financial Officer, Treasurer and Assistant Secretary
Date: January 28, 2021

Exhibit Index

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.